Exhibit 3.23

L. W. MYERS & Co.

PORTLAND, OREGON

KNOW ALL MEN BY THESE PRESENTS That, we, The undersigned, William Arthur Reddaway, Ethel M. Reddaway and William D. Hosey, all of the County of Clackamas, State of Oregon, desiring to form and organize a corporation under and in accordance with the laws of the State of Oregon, do hereby make, adopt, acknowledge, and subscribe, in quadruplicate to the following ARTICLES OF INCORPORATION, and do thereunder hereby associate ourselves in order to form a corporation pursuant to the Laws of the State of Oregon.

- I -

The name assumed by this corporation and by which it shall be known is REDDAWAY’S TRUCK LINE, and its duration shall be unlimited.

- II -

The enterprise, business, pursuit, and occupation, in which this corporation purposes to engage is as follows:

1. To own and operate automotive freight trucks, and to haul freight of all description between Portland, Oregon and Oregon City, Oregon. Also to haul freight in other parts of the State of Oregon, provided that it does not interfere with other automotive freight lines operating under the supervision of the Public Service Commission of the State of Oregon.

2. To lease, rent, hire and operate, trucks owned by other companies or individuals.

3. To rent, lease, or own Terminal facilities in the city of Portland, Oregon, and in the city of Oregon City, Oregon

4. To deposit collateral for the purpose of obtaining working capital at any time necessary.

- III -

The place where this corporation shall have its principal office and place of business is in the city Oregon City, Clackamas County, State of Oregon.

- IV -

The amount of the Capital Stock of this corporation shall be Ten Thousand ($10,000.00) Dollars

- V -

The Capital Stock of this corporation shall be divided into One Hundred (100) shares of the par value of One Hundred (100) Dollars per share

IN WITNESS WHEREOF, We the above named Incorporators have hereunto set our hands and seals, in quadruplicate, this 22 nd Day of January A.D. 1925 at Portland, Oregon.

EXECUTED IN THE PRESENCE OF

/s/ L.W. Myers	/s/ William Arthur Reddaway

/s/ [Illegible]	/s/ Ethel M. Reddaway
Witnesses	/s/ William D. Hosey

STATEMENT OF CANCELLATION OF SHARES OF STOCK

ARTICLE I.

The name of this corporation is Reddaway’s Truck Line.

ARTICLE II.

Forty and one-half (40- 1/2) shares of the common stock of this corporation have been reacquired by this corporation and have been cancelled by resolution duly adopted by the Board of Directors, itemized by class and series on December 30, 1981.

ARTICLE III.

The aggregate number of issued shares outstanding, after giving effect to such cancellation, is forty and one-half (40- 1/2) shares of common stock.

ARTICLE IV.

The stated capital of the corporation, after giving effect to such cancellation, is $4,050.00.

REDDAWAY’S TRUCK LINE

By	/s/ Bill Call
Bill Call, President

By	/s/ Julie A. Call
Julie Call, Secretary

VERIFICATION

I, Julie Call, Secretary of Reddaway’s Truck Line, do hereby declare under penalty of perjury that I have examined the foregoing, and that to the best of my knowledge and belief, it is true, correct, and complete.

/s/ Julie A. Call
Julie Call

ARTICLES OF MERGER

OF

REDDAWAY’S TRUCK LINE

(an Oregon corporation)

(“REDDAWAY’S”)

AND

P.M.S., INC.

(a Washington corporation)

(“PMS”)

Pursuant to the provisions of the Oregon and Washington Business Corporation Acts, the undersigned corporation has approved and executed the following Articles of Merger:

ARTICLE I.

The Plan of Merger, duly adopted by Reddaway’s, the surviving corporation, is set forth in full as follows:

WHEREAS, Reddaway’s is a corporation duly organized and existing under the laws of the State of Oregon; and

WHEREAS, PMS is a corporation duly organized and existing under the laws of the State of Washington, having two classes of authorized capital stock, one class of common stock and one class of preferred stock, all the issued and outstanding shares of both classes being owned by Reddaway’s; and

WHEREAS, the Board of Directors of Reddaway’s has duly approved, adopted, and authorized this Plan of Merger; and

WHEREAS, the laws of the State of Oregon and the State of Washington permit such a merger upon such approval, adoption, and authorization;

NOW, THEREFORE, in consideration of the terms, covenants, and conditions contained in this Plan of

1 – ARTICLES OF MERGER

Merger, it is agreed that PMS shall merge into Reddaway’s, which shall be the surviving corporation, and the terms and conditions of such merger and the mode of carrying it into effect are and shall be as follows:

1. Name. The name of the surviving corporation shall be Reddaway’s Truck Line.

2. Terms and Conditions. The terms and conditions of the merger and the manner and basis of converting the shares and securities upon the merger are as follows:

2.1 All the assets of PMS shall become the property of Reddaway’s, and Reddaway’s shall assume and agree to pay all the liabilities and obligations of PMS.

2.2 All shares of the common and preferred stock of PMS shall be surrendered and cancelled.

3. Effective Date. The effective date of this merger shall be the date of issuance of a certificate of merger or January 1, 1983, whichever is later.

ARTICLE II.

PMS has one authorized class of common stock of which five shares are issued and outstanding, all of which shares are owned by Reddaway’s. PMS also has one authorized class of preferred stock, of which five shares are issued and outstanding, all of which shares are owned by Reddaway’s. PMS has no other authorized class of stock.

2 – ARTICLES OF MERGER

ARTICLE III.

Reddaway’s has waived receipt of a copy of the Plan of Merger.

DATED this 15 day of December, 1982.

REDDAWAY’S TRUCK LINE

By:	/s/ Bill Call
Bill Call, President

By:	/s/ Julie A. Call
Julie A. Call, Secretary

VERIFICATION

I, Julie A. Call, declare under penalty of perjury, that I am the Secretary of Reddaway’s Truck Line, that I have executed these Articles on behalf of Reddaway’s Truck Line upon authorization of its Board of Directors, that I have examined the same, and that to the best of my knowledge and belief the information contained therein is true, correct, and complete.

/s/ Julie A. Call
Julie A. Call, Secretary

3 – ARTICLES OF MERGER

ARTICLES OF MERGER

OF

REDDAWAY’S TRUCK LINE

(an Oregon corporation)

(“REDDAWAY’S”)

AND

HUB ENTERPRISES, INC.

(an Oregon corporation)

(“HUB”)

Pursuant to the provisions of the Oregon Business Corporation Act, the undersigned corporation has approved and executed the following Articles of Merger:

ARTICLE I.

The Plan of Merger, duly adopted by Reddaway’s, the surviving corporation, is set forth in full as follows:

WHEREAS, Reddaway’s is a corporation duly organized and existing under the laws of the State of Oregon; and

WHEREAS, Hub is a corporation duly organized and existing under the laws of the State of Oregon, having one class of authorized capital stock, all the issued and outstanding shares of which are owned by Reddaway’s; and

WHEREAS, the Board of Directors of Reddaway’s has duly adopted, approved, and authorized this Plan of Merger; and

WHEREAS, the laws of Oregon permit such a merger upon such approval, adoption, and authorization;

NOW, THEREFORE, in consideration of the terms, covenants, and conditions contained in this Plan of

1 – ARTICLES OF MERGER

Merger, it is agreed that Hub shall merge into Reddaway’s, which shall be the surviving corporation, and the terms and conditions of such merger and the mode of carrying it into effect are and shall be as follows:

1. Name. The name of the surviving corporation shall be Reddaway’s Truck Line.

2. Terms and Conditions. The terms and conditions of the merger and the manner and basis of converting the shares and securities upon the merger are as follows:

2.1 All assets and liabilities of Hub shall become the property and obligation of Reddaway’s.

2.2 All shares of stock of Hub shall be surrendered and cancelled.

3. Effective Date. The effective date of this merger shall be the date of issuance of a certificate of merger or January 1, 1983, whichever is later.

ARTICLE II.

Hub has one authorized class of common stock of which 100 shares are issued and outstanding, all of which shares are owned by Reddaway’s. Hub has no other authorized class of stock.

ARTICLE III.

Reddaway’s has waived receipt of a copy of the Plan of Merger.

DATED this 15 day of December, 1982.

2 – ARTICLES OF MERGER

REDDAWAY’S TRUCK LINE

By	/s/ Bill Call
Bill Call, President

By	/s/ Julie A. Call
Julie A. Call, Secretary

VERIFICATION

I, Julie A. Call, declare under penalty of perjury, that I am the Secretary of Reddaway’s Truck Line, that I have executed these Articles on behalf of Reddaway’s Truck Line upon authorization of its Board of Directors, that I have examined the same, and that to the best of my knowledge and belief the information contained therein is true, correct, and complete.

/s/ Julie A. Call
Julie A. Call, Secretary

3 – ARTICLES OF MERGER

ARTICLE OF AMENDMENT

OF

REDDAWAY’S TRUCK LINE

Pursuant to the provisions of ORS 57.360, Reddaway’s Truck Line, an Oregon corporation (“Reddaway’s”), hereby adopts the following Articles of Amendment for the purpose of amending its Articles of Incorporation.

I.

The name of the corporation is Reddaway’s Truck Line.

II.

Article II of Reddaway’s Articles of Incorporation is amended in its entirety to read as follows:

II.

The purposes for which this corporation is organized are as follows:

1. To engage in any and all aspects of the trucking and truck hauling business;

2. To assume, give assurances and guaranty the obligations and liabilities, contractual or otherwise, of other persons;

3. To engage in any lawful activity for which a corporation may be organized under ORS Chapter 57; and

4. To engage in any lawful activity and to do anything in the operation of this corporation or for the accomplishment of any of its purposes or for the exercise of any of its powers which shall appear necessary or beneficial to the corporation.

III.

This amendment to the Articles of Incorporation was adopted by the sole shareholder of Reddaway’s on the 30 day of May, 1983.

1 – ARTICLES OF AMENDMENT

III.

There are 41- 1/2 shares of Reddaway’s stock outstanding, all of which were entitled to vote on this amendment.

IV.

All of the shares of Reddaway’s stock voted for this amendment.

REDDAWAY’S TRUCK LINE

By	/s/ Bill Call
Bill Call, President

By	/s/ Julie A. Saulsbury
Julie Saulsbury, Secretary

VERIFICATION

I, Bill Call, President of Reddaway’s Truck Line, declare under penalty of perjury that I am the person executing the foregoing Articles of Amendment, that I have examined the same and that to the best of my knowledge and belief, the information contained therein is true, correct and complete.

/s/ Bill Call
Bill Call

2 – ARTICLES OF AMENDMENT

ARTICLES OF MERGER OF REDDAWAY’S TRUCK LINE (An Oregon Corporation) (“Reddaway’s”) AND PARADISE TRANSFER, INC. (An Oregon Corporation) (“Paradise”)

Pursuant to the provisions of the Oregon Business Corporation Act, the undersigned corporations have approved and executed the following Articles of Merger:

ARTICLE I.

The Plan of Merger, duly adopted by Reddaway’s and Paradise, is set forth in full as follows:

WHEREAS, Reddaway’s is a corporation duly organized and existing under the laws of the State of Oregon, having one class of authorized capital stock, all the outstanding shares of which are owned by Bill Call; and

WHEREAS, Paradise is a corporation duly organized and existing under the laws of the State of Oregon, having one class of authorized capital stock, all the outstanding shares of which are owned by Bill Call; and

WHEREAS, the sole shareholder and sole director of Reddaway’s and the sole shareholder and sole director of Paradise desire to merge Paradise into Reddaway’s, with Reddaway’s being the surviving corporation;

NOW, THEREFORE, in consideration of the terns, covenants, and conditions contained in this Plan of Merger, it is agreed that Paradise shall merge into Reddaway’s and that Reddaway’s shall be the surviving corporation, and the terms and conditions of such merger and the mode of carrying it into effect are and shall be as follows:

1. Name. The name of the surviving corporation shall be Reddaway’s Truck Line.

1 – ARTICLES OF MERGER

2. Assets and Liabilities. All assets and liabilities of Paradise shall become the property and obligations of Reddaway’s.

3. Conversion of Stock. All shares of stock of Paradise shall be surrendered and cancelled. Since Bill Call owns all of the shares of stock of both Paradise and Reddaway’s, no additional shares of stock of Reddaway’s will be issued to Bill Call because after the merger the entire value of the assets and liabilities of Paradise will be reflected in the shares of stock of Reddaway’s already owned by Bill Call.

4. Conditions; Effective Date. This merger is conditioned upon final approval of this merger being issued by the ICC and PUC. Promptly, upon final approval to this merger from the ICC and PUC both becoming effective, Articles of Merger will be filed with the corporation commissioner specifying an effective date of the last day of the calendar month during which the Articles of Merger are filed with the corporation commissioner.

ARTICLE II.

Final ICC and PUC approval to this merger has been obtained.

ARTICLE III.

Paradise is authorized to issue only one class of capital stock. Only thirty (30) shares of said capital stock are outstanding. All thirty (30) shares of said capital stock voted for the Plan of Merger and no (0) shares of said capital stock voted against the Plan of Merger.

ARTICLE IV.

Reddaway’s is authorized to issue only one class of capital stock. Only forty one and one-half (41 1/2) shares of said capital stock are outstanding. All forty one and one-half (41 1/2) shares of said capital stock voted for the Plan of Merger and no (0) shares of said capital stock voted against the plan of Merger.

2 – ARTICLES OF MERGER

ARTICLE V.

The merger will be effective December 31, 1985.

DATED this 23rd day of December, 1985.

REDDAWAY’S TRUCK LINE

By:	/s/ Bill Call
Bill Call, President

By:	/s/ Julie A. Saulsbury
Julie A. Saulsbury, Secretary

PARADISE TRANSFER, INC.

By:	/s/ Bill Call
Bill Call, President and Secretary

VERIFICATION

I, Bill Call, declare under penalties of perjury that I am the president of Reddaway’s Truck Line and president of Paradise Transfer, Inc., and that I have executed these articles on behalf of Reddaway’s Truck Line and Paradise Transfer, Inc. upon authorization of the respective board of directors of each of said corporations, and that I have examined the same, and to the best of my knowledge and belief the information contained therein is true, correct, and complete.

/s/ Bill Call
Bill Call, President

3 – ARTICLES OF MERGER

STATE OF OREGON

CORPORATION DIVISION

158 12th Street NE

Salem, Oregon 97310

Registry

Number:

ARTICLES OF AMENDMENT

by Directors or Shareholders

027756-17

1.	Name of the Corporation prior to amendment:

Reddaway’s Truck Line

2.	State the article number(s) and set forth the article(s) as it is amended to read.

ARTICLE I

The name of the corporation is TNT Reddaway Truck Line, Inc.

3.	The amendment was adopted on October 31, 1989.

4.	Check the one appropriate statement:

☐	Shareholder action was not required to adopt the amendment(s). The amendment was adopted by the board of directors without shareholder action.

☒	Shareholder action was required to adopt the amendment(s). The shareholder vote was as follows:

Class or Series of Shares	Number of Shares Outstanding	Number of Votes Entitled to be Cast	Number of Votes Cast For	Number of Votes Cast Against
Common	40 1/2	40 1/2	40 1/2	-0-

5.	Other provisions, if applicable.

None

Execution	/s/ Bill Call	Bill Call	Pres
	Signature	Printed Name	Title

Person to contact about this filing:

Michael B. Karchmer	(713) 546-5275
Weil, Gotshal & Manges	Daytime Phone Number
700 Louisiana, Suite 1600
Houston, Texas 77002

2

Survivor’s Registry Number: 027756-17 (If Known)	ARTICLES OF MERGER For Parent and 90% Owned Subsidiary Without Shareholder Approval

PLEASE TYPE OR PRINT LEGIBLY IN BLACK INK

1.	Name of parent corporation:	TNT Reddaway Truck Line, Inc.

2.	Name of subsidiary corporation:	Redd Line International Transport Inc.

3.	Name of surviving corporation:	TNT Reddaway Truck Line. Inc.

4.	A copy of the plan of merger setting forth the manner and basis of converting shares of the subsidiary into shares, obligations, or other securities of the parent corporation or any other corporation or into cash or other property is attached.

5.	Check the appropriate box and fill in any requested information:

☐ A copy of the plan of merger or a summary was mailed to each shareholder of record of the subsidiary corporation on or before , 19 .

☒ The mailing of a copy of the plan or a summary was waived by all outstanding shares.

Execution:	/s/ Todd Call	Todd Call	President
	Signature	Printed Name	Title

Person to contact about this filing:	R. Pagano	(708) 692-0286
	Name	Daytime Phone Number

Submit the original and a true copy to the Corporation Division, 158 12th Street NE, Salem, Oregon 97310. Include the fee indicated. If you have questions, please call (503) 388-4166.

BC-10 (3/88) (ORE. - 1212 - 9/22/89)

EXHIBIT A

PLAN OF MERGER BETWEEN

TNT REDDAWAY TRUCK LINE, INC. AND

REDD LINE TRANSPORT INTERNATIONAL, INC.

PLAN OF MERGER approved on December 1, 1994 by Redd Line Transport International, Inc. (Redd Line) which is a business corporation organized under the laws of the Province of British Columbia by resolution adopted by its Sole Director on said date, and approved on December 1, 1994 by TNT Reddaway Truck Line, Inc. (TNT Reddaway) which is a business corporation organized under the laws of the State of Oregon by resolution adopted by its Board of Directors on said date.

1. Redd Line and TNT Reddaway shall, pursuant to the provisions of the Oregon Business Corporation Act (the Act), be merged with and into a single corporation with TNT Reddaway being the surviving corporation upon the effective date of the merger. TNT Reddaway shall continue to exist as the surviving corporation under its present name pursuant to the provisions of the Act. The separate existence of Redd Line shall cease upon the effective date of the merger in accordance with the provisions of the Act.

2. The merger shall become effective on January 1, 1995.

3. Upon the effective date of the merger, the articles of incorporation of TNT Reddaway shall continue in full force and effect unless changed, altered or amended in the manner prescribed by the provisions of the Act.

4. Upon the effective date of the merger, the By-Laws of TNT Reddaway shall continue in full force and effect unless changed, altered, or amended as therein provided and the manner prescribed by the provisions of the Act.

5. The directors and officers of TNT Reddaway upon the effective date of the merger shall continue to be members of the Board of Directors and officers of TNT Reddaway, respectively, all of whom shall hold their positions until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the By-Laws of TNT Reddaway.

6. The number of outstanding shares of Redd Line is one (1), which is one class, at no par value per share, and the number of outstanding shares of TNT Reddaway are forty and one-half (40 1/2), all of which are one class, at $100 par value per share. Each issued share of Redd Line shall, upon the effective date of the merger, be surrendered and extinguished. The issued shares of TNT Reddaway shall not be converted or exchanged in any manner, and each share shall continue to represent one issued and outstanding share of TNT Reddaway as of the effective date of the merger.

7. This Plan of Merger has been approved by the Sole Director of Redd Line and the Board of Directors of TNT Reddaway by Unanimous Written Consent on December 1, 1994, in accordance with the Oregon Business Corporation Act.

8. In the event that the merger of Redd Line with and into TNT Reddaway shall have been fully authorized in accordance with the provisions of the Act, Redd Line and TNT Reddaway hereby stipulate that they will cause to be executed and filed and/or recorded a document or documents, prescribed by the laws of the State of Oregon; and that they will cause to be performed all necessary acts to effectuate the merger.

9. The officers of both corporations, are hereby authorized, empowered, and directed to execute such documents and take such further action as is necessary to carry out the merger.

Survivor’s Registry Number: 027756-17

ARTICLES OF MERGER

Business and/or Nonprofit Corporations

PLEASE TYPE OR PRINT LEGIBLY IN BLACK INK

1.	Names of the corporations proposing to merge:

	A.	TNT Reddaway Truck Line, Inc. 027756-17

	B.	TNT United Truck Lines, Inc. 385 295-82

2.	Name of the surviving corporation:	TNT Reddaway Truck Line, Inc.

3.	A copy of the plan of merger is attached.

4.	Corporation A - check the appropriate statement:
☐ Shareholder/membership approval was not required. The plan was approved by a sufficient vote of the board of directors.
☒ Shareholder/membership approval was required. The vote was as follows:

If Corporation A is a business corporation	Class(es) entitled to vote	Number of shares outstanding	Number of votes entitled to be cast	Number of votes cast for	Number of votes cast against
	1	40 1/2	40 1/ 2	40 1/2	0

If Corporation A is a nonprofit corporation	Class(es) or series of shares	Number of members entitled to vote	Number of votes entitled to be cast	Number of votes cast for	Number of votes cast against

Corporation B - check the appropriate statement:

☐	Shareholder/membership approval was not required. The plan was approved by a sufficient vote of the board of directors.
☒	Shareholder/membership approval was required. The vote was as follows:

If Corporation B is a business corporation	Class(es) entitled to vote	Number of shares outstanding	Number of votes entitled to be cast	Number of votes cast for	Number of votes cast against
	1	14	14	14	0

If Corporation B is a nonprofit corporation	Class(es) or series of shares	Number of members entitled to vote	Number of votes entitled to be cast	Number of votes cast for	Number of votes cast against

Execution for Surviving Corporation	/s/ Jared J. McArthur	Jared J. McArthur	President
	Signature	Printed Name	Title

Person to contact about this filing:	Richard C. Pagano	(708) 692-0286
	Name	Daytime phone number

MAKE CHECKS PAYABLE TO THE CORPORATION DIVISION OR INCLUDE YOUR VISA OR MASTERCARD NUMBER AND EXPIRATION DATE                 -                -                 -                     /        . SUBMIT THE COMPLETED FORM AND FEE TO THE ABOVE ADDRESS OR FAX TO (503) 378-4381.

117 (11/93)

(OREGON - 1403 - 10/25/94)

EXHIBIT A

PLAN OF MERGER BETWEEN

TNT UNITED TRUCK LINES, INC. AND

TNT REDDAWAY TRUCK LINE, INC.

PLAN OF MERGER approved on November 29, 1995 by TNT United Truck Lines, Inc. (the Company) which is a business corporation organized under the laws of the State of Washington by resolution adopted by its Board of Directors on said date, and approved on November 29, 1995 by TNT Reddaway Truck Line, Inc. (TNT Reddaway) which is a business corporation organized under the laws of the State of Oregon by resolution adopted by its Board of Directors on said date.

1. The Company and TNT Reddaway shall, pursuant to the provisions of the Washington Business Corporation Act and the Oregon Business Corporation Act (the Acts), be merged with and into a single corporation with TNT Reddaway being the surviving corporation upon the effective date of the merger. TNT Reddaway shall continue to exist as the surviving corporation under its present name pursuant to the provisions of the Acts. The separate existence of the Company shall cease upon the effective date of the merger in accordance with the provisions of the Acts.

2. Upon the effective date of the merger, the articles of incorporation of TNT Reddaway shall continue in full force and effect unless changed, altered or amended in the manner prescribed by the provisions of the Acts.

3. Upon the effective date of the merger, the By-laws of TNT Reddaway shall continue in full force and effect unless changed, altered, or amended as therein provided and the manner prescribed by the provisions of the Acts.

4. The directors and officers of TNT Reddaway upon the effective date of the merger shall continue to be members of the Board of Directors and officers of TNT Reddaway, respectively, all of whom shall hold their positions until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the By-Laws of TNT Reddaway.

5. The number of outstanding shares of the Company is fourteen (14), all of which are one class, at one hundred dollars ($100.00) per share, par value, and the number of outstanding shares of TNT Reddaway are forty (40 1/2), all of which are one class, at one hundred dollars (S100.00) per share, par value. Each issued share of the Company shall, upon the effective date of the merger, be surrendered extinguished. The issued shares of TNT Reddaway shall not be converted or exchange any manner, and each share shall continue to represent one issued and outstanding share of TNT Reddaway as of the effective date of the merger.

6. This Plan of Merger has been approved by the Boards of Directors of both corporations by Unanimous Written Consent on November 29, 1995, in accordance with the Acts.

7. In the event that the merger of the Company with and into TNT Reddaway shall have been fully authorized in accordance with the provisions of the Acts, the Company and TNT Reddaway hereby stipulate that they will cause to be executed and filed and/or recorded a document or documents, prescribed by the laws of the States of Washington and Oregon; and that they will cause to be performed all necessary acts to effectuate the merger.

8. The officers of both corporations, are hereby authorized, empowered, and directed to execute such documents and take such further action as is necessary to carry out the merger.

Survivor’s Registry Number: 027756-17

ARTICLES OF MERGER

Business and/or Nonprofit Corporations

PLEASE TYPE OR PRINT LEGIBLY IN BLACK INK

1.	Names of the corporations proposing to merge:

	A.	TNT Reddaway Truck Line, Inc.

	B.	Transit Service Co. (Not of record in Org.)

2.	Name of the surviving corporation:	TNT Reddaway Truck Line, Inc.

3.	A copy of the plan of merger is attached.

4.	Corporation A - check the appropriate statement:
☐ Shareholder/membership approval was not required. The plan was approved by a sufficient vote of the board of directors.
☒ Shareholder/membership approval was required. The vote was as follows:

If Corporation A is a business corporation	Class(es) entitled to vote	Number of shares outstanding	Number of votes entitled to be cast	Number of votes cast for	Number of votes cast against
	1	40 1/2	40 1/ 2	40 1/2	0

If Corporation A is a nonprofit corporation	Class(es) or series of shares	Number of members entitled to vote	Number of votes entitled to be cast	Number of votes cast for	Number of votes cast against

Corporation B - check the appropriate statement:

☐	Shareholder/membership approval was not required. The plan was approved by a sufficient vote of the board of directors.
☒	Shareholder/membership approval was required. The vote was as follows:

If Corporation B is a business corporation	Class(es) entitled to vote	Number of shares outstanding	Number of votes entitled to be cast	Number of votes cast for	Number of votes cast against
	1	200	200	200	0

If Corporation B is a nonprofit corporation	Class(es) or series of shares	Number of members entitled to vote	Number of votes entitled to be cast	Number of votes cast for	Number of votes cast against

Execution for Surviving Corporation	/s/ Jared J. McArthur	Jared J. McArthur	President
	Signature	Printed name	Title

Person to contact about this filing:	Richard C. Pagano	(708) 692-0286
	Name	Daytime phone number

MAKE CHECKS PAYABLE TO THE CORPORATION DIVISION OR INCLUDE YOUR VISA OR MASTERCARD NUMBER AND EXPIRATION DATE                 -                -                 -                     /        . SUBMIT THE COMPLETED FORM AND FEE TO THE ABOVE ADDRESS OR FAX TO (503) 378-4381.

117 (11/93)

(OREGON - 1403 - 10/25/94)

EXHIBIT A

PLAN OF MERGER BETWEEN

TNT REDDAWAY TRUCK LINE, INC. AND

TRANSIT SERVICE CO.

PLAN OF MERGER approved on January 5, 1996 by Transit Service Co. (Transit Service) which is a business corporation organized under the laws of the State of Washington by resolution adopted by its Board of Directors on said date, and approved on January 5, 1996 by TNT Reddaway Truck Line, Inc. (TNT Reddaway) which is a business corporation organized under the laws of the State of Oregon by resolution adopted by its Board of Directors on said date.

1. Transit Service and TNT Reddaway shall, pursuant to the provisions of the Oregon Business Corporation Act (the Act), be merged with and into a single corporation with TNT Reddaway being the surviving corporation upon the effective date of the merger. TNT Reddaway shall continue to exist as the surviving corporation under its present name pursuant to the provisions of the Act. The separate existence of Transit Service shall cease upon the effective date of the merger in accordance with the provisions of the Act.

2. The merger shall become effective on February 12, 1996.

3. Upon the effective date of the merger, the articles of incorporation of TNT Reddaway shall continue in full force and effect unless changed, altered or amended in the manner prescribed by the provisions of the Act.

4. Upon the effective date of the merger, the By-Laws of TNT Reddaway shall continue in full force and effect unless changed, altered, or amended as therein provided and the manner prescribed by the provisions of the Act.

5. The directors and officers of TNT Reddaway upon the effective date of the merger shall continue to be members of the Board of Directors and officers of TNT Reddaway, respectively, all of whom shall hold their positions until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the By-Laws of TNT Reddaway.

6. The number of outstanding shares of Transit Service is two hundred (200), which is one class, at $1 par value per share, and the number of outstanding shares of TNT Reddaway are forty and one-half (40 1/2), all of which are one class, at $100 par value per share. Each issued share of Transit Service shall, upon the effective date of the merger, be surrendered and extinguished. The issued shares of TNT Reddaway shall not be converted or exchanged in any manner, and each share shall continue to represent one issued and outstanding share of TNT Reddaway as of the effective date of the merger.

7. This Plan of Merger has been approved by the Board of Directors of Transit Service and the Board of Directors of TNT Reddaway by Unanimous Written Consent on January 5, 1996, in accordance with the Oregon Business Corporation Act.

8. In the event that the merger of Transit Service with and into TNT Reddaway shall have been fully authorized in accordance with the provisions of the Act, Transit Service and TNT Reddaway hereby stipulate that they will cause to be executed and filed and/or recorded a document or documents, prescribed by the laws of the State of Oregon; and that they will cause to be performed all necessary acts to effectuate the merger.

9. The officers of both corporations, are hereby authorized, empowered, and directed to execute such documents and take such further action as is necessary to carry out the merger.

Registry Number:

027756-17

ARTICLES OF AMENDMENT

By Incorporators, Directors or Shareholders

PLEASE TYPE OR PRINT LEGIBLY IN BLACK INK

1.	Name of the corporation prior to amendment:

TNT REDDAWAY TRUCK LINE, INC.

2.	State the article number(s) and set forth the article(s) as it is amended to read or attach a separate sheet.

ARTICLE I

The name of the company is USF Reddaway Inc.

3.	The amendment(s) was adopted on February 15, 1996, (if more than one amendment was adopted, identity the date of adoption of each amendment.)

4.	Check the appropriate statement:

☒	Shareholder action was required to adopt the amendment(s). The vote was as follows:

Class or series of shares	Number of shares outstanding	Number of votes entitled to be cast	Number of votes cast for	Number of votes cast against
Common	40.5	40.5	40.5	0

☐	Shareholder action was not required to adopt the amendment(s). The amendment(s) was adopted by the board of directors without shareholder action.

☐	The corporation has not issued any shares of stock. Shareholder action was not required to adopt the amendment(s). The amendment(s) was adopted by the incorporators or by the board of directors.

Execution:	/s/ JARED J. MCARTHUR	JARED J. MCARTHUR	PRESIDENT
	Signature	Printed Name	Title

Person to contact about this filing:	R. Pagano	847/692-0286
	Name	Daytime phone number

MAKE CHECKS PAYABLE TO THE CORPORATION DIVISION OR INCLUDE YOUR VISA OR MASTERCARD NUMBER AND EXPIRATION DATE                 -                -                 -                     /        . SUBMIT THE COMPLETED FORM AND FEE TO THE ABOVE ADDRESS OR FAX TO (503) 378-4381.

112(11/93)